SUPPLEMENT DATED JANUARY 15, 2026 TO THE PROSPECTUS, INITIAL SUMMARY PROSPECTUS, AND UPDATING SUMMARY PROSPECTUS
DATED MAY 1, 2025 FOR

ACCUMULATOR VARIABLE UNIVERSAL LIFE

Issued By: Symetra Life Insurance Company

This supplement updates certain information in the prospectus, initial summary prospectus (“ISP”), and updating summary prospectus (“USP”) for the above referenced variable universal life contract issued by Symetra Life Insurance Company.

A majority of independent trustees of Vanguard Variable Insurance Funds, on behalf of the Diversified Value Portfolio (the “Portfolio”), have approved a restructuring of the Portfolio’s investment advisory team. As a result, effective on December 15, 2025, the Portfolio’s advisor information in the Fund Name and Advisor column under Appendix A in the prospectus and ISP and the Appendix in the USP is replaced as follows:

ORIGINAL	REVISED
FUND NAME AND ADVISOR	FUND NAME AND ADVISOR
Vanguard VIF - Diversified Value Portfolio The Vanguard Group, Inc.	Vanguard VIF - Diversified Value Portfolio Aristotle Capital Management, LLC Harris Associates L.P. Hotchkis and Wiley Capital Management, LLC